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                                                                                                                       Series 1998-2

                                               Monthly Certificateholder's Statement
                                                Proffitt's Credit Card Master Trust
                                                           Series 1998-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and
Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks Incorporated
  (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is
required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
                                 The information with respect to Series 1998-2 is set forth below:


    Date of the Certificate                                                                         December 10, 1998
    Monthly Period ending:                                                                          November 30, 1998
    Determination Date                                                                              December 10, 1998
    Distribution Date                                                                               December 15, 1998

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                                                              General
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
201 Amortization Period                                                                                            No          201
202 Early Amortization Period                                                                                      No          202
203 Class A Investor Amount paid in full                                                                           No          203
204 Class B Investor Amount paid in full                                                                           No          204
205 Collateral Indebtedness Amount paid in full                                                                    No          205
206 Saks Incorporated is the Servicer                                                                             Yes          206

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                                                          Investor Amount
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                                                                                                           as of the end of
                                                                           as of the end of prior            the relevant
                                                                              Monthly Period                Monthly Period
                                                                           ---------------------        ---------------------
207 Series 1998-2 Investor Amount                                              $   261,500,000   207(a)    $   261,500,000   207(b)
208    Class A Investor Amount                                                 $   200,000,000   208(a)    $   200,000,000   208(b)
209    Class B Investor Amount                                                 $    21,500,000   209(a)    $    21,500,000   209(b)
210    Collateral Indebtedness Amount                                          $    24,000,000   210(a)    $    24,000,000   210(b)
211    Class D Investor Amount                                                 $    16,000,000   211(a)    $    16,000,000   211(b)

212 Series 1998-2 Adjusted Investor Amount                                     $   261,500,000   212(a)    $   261,500,000   212(b)
213    Class A Adjusted Investor Amount                                        $   200,000,000   213(a)    $   200,000,000   213(b)
214       Principal Account Balance                                            $             -   214(a)    $             -   214(b)
215    Class B Adjusted Investor Amount                                        $    21,500,000   215(a)    $    21,500,000   215(b)

216    Class A Certificate Rate                                                                                  6.00%       216
217    Class B Certificate Rate                                                                                  6.15%       217
218    Collateral Indebtedness Interest Rate                                                                    6.02781%     218
219    Class D Certificate Rate                                                                                 6.27781%     219
220 Weighted average interest rate for Series 1998-2                                                             6.03%       220

                                                                                                           as of the end of
                                                                           as of the end of prior            the relevant
                                                                              Monthly Period                Monthly Period
                                                                           ---------------------        ---------------------
221 Series 1998-2 Investor Percentage with respect to Finance Charge
    Receivables                                                                       37.43%     221(a)          34.57%      221(b)
222    Class A                                                                        28.62%     222(a)          26.44%      222(b)
223    Class B                                                                        3.08%      223(a)          2.84%       223(b)
224    Collateral Indebtedness Amount                                                 3.43%      224(a)          3.17%       224(b)
225    Class D                                                                        2.29%      225(a)          2.12%       225(b)

226 Series 1998-2 Investor Percentage with respect to Principal Receivables           37.43%     226(a)          34.57%      226(b)
227    Class A                                                                        28.62%     227(a)          26.44%      227(b)
228    Class B                                                                        3.08%      228(a)          2.84%       228(b)
229    Collateral Indebtedness Amount                                                 3.43%      229(a)          3.17%       229(b)
230    Class D                                                                        2.29%      230(a)          2.12%       230(b)

231 Series 1998-2 Investor Percentage with respect to Allocable Amounts               37.43%     231(a)          34.57%      231(b)
232    Class A                                                                        28.62%     232(a)          26.44%      232(b)
233    Class B                                                                        3.08%      233(a)          2.84%       233(b)
234    Collateral Indebtedness Amount                                                 3.43%      234(a)          3.17%       234(b)
235    Class D                                                                        2.29%      235(a)          2.12%       235(b)

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                                               Series 1998-2 Investor Distributions
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236 The sum of the daily allocations of collections of Principal Receivables
    for the relevant Monthly Period                                                                        $             -   236

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
                                                                                                                  Series 1998-2

237    Class A distribution of collections of Principal Receivables
       per $1,000 of original principal amount                                                             $             -   237
238    Class B distribution of collections of Principal Receivables
       per $1,000 of original principal amount                                                             $             -   238
239    Collateral Indebtedness Amount distribution of collections
       of Principal Receivables per $1,000 of original principal amount                                    $             -   239
240    Class D distribution of collections of Principal Receivables per
       $1,000 of original principal amount                                                                 $             -   240
241    Class A distribution attributable to interest per $1,000 of
       original principal amount                                                                           $          5.00   241
242    Class B distribution attributable to interest per $1,000 of
       original principal amount                                                                           $          5.13   242
243    Collateral Indebtedness Amount distribution attributable to
       interest per $1,000 of original principal amount                                                    $          4.86   243
244    Class D distribution attributable to interest per $1,000 of
       original principal amount                                                                           $             -   244
245    Monthly Servicing Fee for the next succeeding Distribution Date
       per $1,000 of original principal amount                                                             $          1.67   245

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                                           Collections Allocated to Series 1998-2
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246    Series allocation of collections of Principal Receivables                                           $    50,135,494   246
247    Class A                                                                                             $    38,344,546   247
248    Class B                                                                                             $     4,122,039   248
249    Collateral Indebtedness Amount                                                                      $     4,601,346   249
250    Class D                                                                                             $     3,067,564   250

251    Series allocation of collections of Finance Charge Receivables                                      $     5,273,655   251
252    Class A                                                                                             $     4,033,388   252
253    Class B                                                                                             $       433,589   253
254    Collateral Indebtedness Amount                                                                      $       484,007   254
255    Class D                                                                                             $       322,671   255

       Available Funds
       ---------------
256    Class A Available Funds                                                                             $     4,033,388   256
257       The amount to be withdrawn from the Reserve Account to be
          included in Class A Available funds                                                              $             -   257
258       Principal Investment Proceeds to be included in Class A
          Available Funds                                                                                  $             -   258
259       The amount of investment earnings on amounts held in the
          Reserve Account to be included in Class A Available funds                                        $             -   259

260    Class B Available Funds                                                                             $       433,589   260
261       The amount to be withdrawn from the Reserve Account to be
          included in Class B Available funds                                                              $             -   261
262       Principal Investment Proceeds to be included in Class B
          Available Funds                                                                                  $             -   262
263       The amount of investment earnings on amounts held in the
          Reserve Account to be included in Class B Available funds                                        $             -   263

264    Collateral Available Funds                                                                          $       484,007   264

265    Class D Available Funds                                                                             $       322,671   265

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                                                      Application of Collections
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       Class A
       -------
266    Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due
       but not paid plus any additional interest with respect to interest                                  $     1,000,000   266
       amounts that were due but not paid on a prior Distribution date
267    If Saks Incorporated is no longer the Servicer, an amount equal
       to Class A Servicing fee for the related Distribution Date                                          $             -   267
268    Class A Allocable Amount                                                                            $       705,415   268
269    An amount to be included in the Excess Spread                                                       $     2,327,973   269

       Class B
       -------
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                                                                                                                      Series 1998-2

270 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously
    due but not paid on a prior Distribution date                                                          $       110,188   270
271 If Saks Incorporated is no longer the Servicer, an amount
    equal to Class B Servicing fee for the related Distribution Date                                       $             -   271
272 An amount to be included in the Excess Spread                                                          $       323,402   272

    Collateral
    ----------
273 If Saks Incorporated is no longer the Servicer, an amount equal to
    Collateral Servicing fee for the related Distribution Date                                             $             -   273
274 An amount to be included in the Excess Spread                                                          $       484,007   274

    Class D
    -------
275 If Saks Incorporated is no longer the Servicer, an amount equal to
    Class D Servicing fee for the related Distribution Date                                                $             -   275
276 An amount to be included in the Excess Spread                                                          $       322,671   276

277 Available Excess Spread                                                                                $     3,458,052   277
278 Available Shared Excess Finance Charge Collections                                                     $             -   278
279 Total Cash Flow available for 1998-2 waterfall                                                         $     3,458,052   279

280 Class A Required Amount is to be used to fund any deficiency in
    line266, line267 and line268                                                                           $             -   280
281 The aggregate amount of Class A Investor Charge Offs which have
    not been previously reimbursed                                                                         $             -   281
282 Class B Required Amount to the extent attributable to line270,
    and line271                                                                                            $             -   282
283 Class B Allocable Amount                                                                               $        75,832   283
284 Any remaining portion of the Class B Required Amount                                                   $             -   284
285 An amount equal to any unreimbursed reductions of the Class B
    Investor Amount, if any, due to: (i) Class B Investor Charge Offs;
    (ii) Reallocated Principal Collections; (iii) reallocations of the Class B
    Investor Amount to the Class A Investor Amount                                                         $             -   285
286 Collateral Monthly Interest for the related Distribution Date plus
    Collateral Monthly Interest previously due but not paid to the Collateral
    Indebtedness Holder plus Collateral Additional Interest                                                $       116,538   286
287 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
    Fee due for the relevant Monthly Period and not paid above                                             $       409,167   287
288 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
    Fee due but not distributed to the Servicer for prior Monthly Periods                                  $             -   288
289 Collateral Allocable Amount                                                                            $        84,650   289
290 Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections;
    (iii)reallocations of the CIA to the Class A or Class B Investor Amount                                $             -   290
291 The excess, if any, of the Required Cash Collateral Amount over the
    Available Collateral Amount                                                                            $             -   291
292 An amount equal to Class D Monthly Interest due but not paid to the Class D
    Certificateholders plus Class D Additional Interest                                                    $        80,914   292
293 Class D Servicing Fee due for the relevant Monthly Period and not paid above                           $        26,667   293
294 Class D Servicing Fee due but not distributed to the Servicer
    for prior Monthly Periods                                                                              $             -   294
295 Class D Allocable Amount                                                                               $        56,433   295
296 Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated Principal
    Collections; (iii) reallocations of the Class D Investor Amount
    to the Class A or Class B Investor Amount or CIA                                                       $             -   296
297 Aggregate amount of any other amounts due to the Collateral
    Indebtedness Holder pursuant to the Loan Agreement                                                     $             -   297
298 Excess, if any, of the Required Reserve Account Amount over the amount on
    deposit in the Reserve Account                                                                         $             -   298
299 Shared Excess Finance Charge Collections                                                               $     2,607,852   299

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                           Determination of Monthly Principal
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300 Class A Monthly Principal (the least of line#301, line#302 and line#208)                               $             -   300
301 Available Principal Collections held in the Collection Account                                         $    50,135,494   301
302 Class A Accumulation Amount                                                                            $             -   302
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
303 Class B Monthly Principal (the least of line#304, line#305 and line#209)
    (distributable only after payout of Class A)                                                           $             -   303
304    Available Principal Collections held in the Collection Account less
       portion of such Collections applied to Class A Monthly Principal                                    $    50,135,494   304
305    Class B Accumulation Amount                                                                         $             -   305

306 Collateral Monthly Principal (prior to payout of Class B) (the least of
    line#307 and line#308)                                                                                 $             -   306
307    Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class B Monthly
       Principal                                                                                           $    50,135,494   307
308    Enhancement Surplus                                                                                 $             -   308

309 Class D Monthly Principal                                                                              $             -   309
310    Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B or collateral
       Monthly Principal                                                                                   $    50,135,494   310

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                                                   Available Enhancement Amount
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311 Available Enhancement Amount                                                                           $    40,000,000   311
312    Amount on Deposit in the Cash Collateral Account                                                    $             -   312

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                                                 Reallocated Principal Collections
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313 Reallocated Principal Collections                                                                      $             -   313
314    Class D Principal Collections (to the extent needed to fund Required Amounts)                       $             -   314
315    Collateral Principal Collections (to the extent needed to fund Required Amounts)                    $             -   315
316    Class B Principal Collections (to the extent needed to fund Required Amounts)                       $             -   316

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                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
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                                                                                        %                         Amount
                                                                                     ---------             -------------------------
317 Series 1998-2 Default Amount                                                       37.43%    317(a)    $       922,330   317(b)
318 Class A Investor Default Amount                                                    28.62%    318(a)    $       705,415   318(b)
319 Class B Investor Default Amount                                                    3.08%     319(a)    $        75,832   319(b)
320 Collateral Default Amount                                                          3.43%     320(a)    $        84,650   320(b)
321 Class D Investor Default Amount                                                    2.29%     321(a)    $        56,433   321(b)

322 Series 1998-2 Adjustment Amount                                                                        $              -  322
323 Class A Adjustment Amount                                                                              $              -  323
324 Class B Adjustment Amount                                                                              $              -  324
325 Collateral Adjustment Amount                                                                           $              -  325
326 Class D Adjustment Amount                                                                              $              -  326

327 Series 1998-2 Allocable Amount                                                                         $        922,330  327
328    Class A Allocable Amount                                                                            $        705,415  328
329    Class B Allocable Amount                                                                            $         75,832  329
330    Collateral Allocable Amount                                                                         $         84,650  330
331    Class D Allocable Amount                                                                            $         56,433  331

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                                                         Required Amounts
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332 Class A Required Amount                                                                                $             -   332
333    Class A Monthly Interest for current Distribution Date                                              $     1,000,000   333
334    Class A Monthly Interest previously due but not paid                                                $             -   334
335    Class A Additional Interest for prior Monthly Period or previously
       due but not paid                                                                                    $             -   335
336    Class A Allocable Amount for current Distribution Date                                              $             -   336
337    Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $             -   337

338 Class B Required Amount                                                                                $             -   338
339    Class B Monthly Interest for current Distribution Date                                              $       110,188   339
340    Class B Monthly Interest previously due but not paid                                                $             -   340
341    Class B Additional Interest for prior Monthly Period or previously
       due but not paid                                                                                    $             -   341
342    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $             -   342
343   Excess of Class B Allocable Amount over funds available to make payments                             $             -   343

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
                                                                                                                       Series 1998-2

344 Collateral Required Amount                                                                             $             -   344
345    Collateral Monthly Interest for current Distribution Date                                           $       116,538   345
346    Collateral Monthly Interest previously due but not paid                                             $             -   346
347    Collateral Additional Interest for prior Monthly Period or previously due but not paid              $             -   347
348    Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $             -   348
349   Excess of Collateral Allocable Amount over funds available to make payments                          $             -   349

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                                                   Reduction of Investor Amounts
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    Class A
    -------
350 Class A Investor Amount reduction                                                                      $             -   350
351    Class A Investor Charge Off                                                                         $             -   351
352    Reductions of the Class A Investor Amount                                                           $             -   352
    Class B
    -------
353 Class B Investor Amount reduction                                                                      $             -   353
354    Class B Investor Charge Off                                                                         $             -   354
355    Reductions of the Class B Investor Amount                                                           $             -   355
356    Reallocated Principal Collections applied to Class A                                                $             -   356
    Collateral
    ----------
357 Collateral Indebtedness Amount reduction                                                               $             -   357
358    Collateral Indebtedness Amount Charge Off                                                           $             -   358
359    Reductions of the Collateral Indebtedness Amount                                                    $             -   359
360    Reallocated Principal Collections applied to Class B                                                $             -   360
    Class D
    -------
361 Class D Investor Amount reduction                                                                      $             -   361
362    Class D Investor Charge Off                                                                         $             -   362
363    Reductions of the Class D Investor Amount                                                           $             -   363
364    Reallocated Principal Collections applied to Collateral Indebtedness Amount                         $             -   364

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                                                           Servicing Fee
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365 Series 1998-2 Servicing Fee                                                                            $       435,833   365
366    Class A Servicing Fee                                                                               $       333,333   366
367    Class B Servicing Fee                                                                               $        35,833   367
368    Collateral Servicing Fee                                                                            $        40,000   368
369    Class D Servicing Fee                                                                               $        26,667   369

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                                                          Reserve Account
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370 Required Reserve Account Amount (if applicable)                                                                 N/A      370
371 Reserve Account Reinvestment Rate (if applicable)                                                               N/A      371
372 Reserve Account balance                                                                                $             -   372


373 Accumulation Period Length                                                                                12 months      373

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of
    December, 1998.

    Saks Incorporated,
     as Servicer

    By      /s/ James S. Scully
      -----------------------------------
    Name:  James S. Scully
    Title: Vice President and Treasurer

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